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NUMBER                                                            SHARES
DCB                                 [LOGO]
                                deltathree.com

CLASS B COMMON STOCK         DELTATHREE.COM, INC.              SEE REVERSE FOR
                         INCORPORATED UNDER THE LAWS         CERTAIN DEFINITIONS
                           OF THE STATE OF DELAWARE           CUSIP 24783N 20 1


     THIS IS TO CERTIFY THAT

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     is the owner of

          fully paid and non-assessable shares of CLASS B COMMON STOCK of the par value of $0.001 each of deltathree.com, Inc.

     (hereinafter called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation of the Corporation to all of which the holder by acceptance hereof assents.
          This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
          WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Countersigned and Registered:
          AMERICAN STOCK TRANSFER & TRUST COMPANY
                        (NEW YORK, N.Y.)
                                  TRANSFER AGENT AND REGISTRAR

     BY

       /s/                                                  AUTHORIZED SIGNATURE



     Dated:


          /s/ Mark J. Hirschhorn                         /s/ Amos Sela

          CHIEF FINANCIAL OFFICER                        CHIEF EXECUTIVE OFFICER

                             deltathree.com, Inc.
                                  Corporate
                                     SEAL
                                     1999
                                   DELAWARE
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THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND
HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER INCLUDING A 180-DAY LOCKUP IN CONNECTION WITH AN INITIAL PUBLIC OFFERING AS SET FORTH IN THE REGISTRATION RIGHTS AGREEMENT BETWEEN THE COMPANY AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE COMPANY. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

     The powers, designations, preferences, and relative participating, optional, or other special rights, and the qualifications, limitations, or restrictions of such preferences and/or rights of each class of stock or series of any class are set forth in the Certificate of Incorporation. The corporation will furnish a copy of the Certificate of Incorporation to the holder of this certificate without charge upon request.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common    UNIF GIFT MIN ACT-       Custodian
     TEN ENT - as tenants by the                         -------         -------
               entireties                                 (Cust)         (Minor)
     JT TEN  - as joint tenants with               under Uniform Gifts to Minors
               right of survivorship               Act
               and not as tenants in                  --------------------------
               common                                            (State)

   Additional abbreviations may also be used though not in the above list.





  For Value Received,                      hereby sell, assign and transfer unto
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PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


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                                                                          Shares
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of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
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to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
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                              NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                              CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.





Signature(s) Guaranteed:



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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,STOCK-
BROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT
UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C.
RULE 17Ad-15.





KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.